                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:                     April 18, 2000

Date of Earliest
 Event Reported:                    April 13, 2000

                             BERKSHIRE BANCORP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-13649             94-2563513
----------------------------      ------------       ------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
    of incorporation)             File Number)       Identification No.)

   160 Broadway, New York, New York                       10038
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (212)791-5362
                                                    -------------

------------------------------------------------------------------------------
           Former name or former address, if changed since last report






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Item 5.    Other Events

           A. Submission of Matters to a Vote of Security Holders

         The Annual Meeting of Stockholders of the Company was held on April 13, 2000. At that meeting, the following persons were elected as the members of the Board of Directors of the Company, each to hold office until the next annual meeting of the stockholders and until his successor has been duly elected and qualified:

Name                                   Votes "FOR"             "WITHHOLD" Vote
---------------------------         -------------------     ---------------------
William L. Cohen                        2,032,863                  2,214
Moses Marx                              2,032,877                  2,200
Steven Rosenberg                        2,032,877                  2,200
Randolph B. Stockwell                   2,032,877                  2,200



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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         BERKSHIRE BANCORP INC.
                                                         ----------------------
                                                              (Registrant)

Date: April 18, 2000                                 By: /s/ Steven Rosenberg
      --------------                                     ---------------------
                                                         Steven Rosenberg
                                                         President and Chief
                                                         Financial Officer



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